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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                DECEMBER 1, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              CLAIRE'S STORES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-8899                                  59-0940416
     ------------------------              ------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)

                3 S.W. 129TH AVENUE
              PEMBROKE PINES, FLORIDA                        33027
     ---------------------------------------              ----------
     (Address of principal executive offices)             (Zip Code)


                                 (954) 433-3900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                             Exhibit Index at Page 3



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On December 1, 1999, Claire's Stores, Inc. (the "Registrant") completed the acquisition of substantially all of the assets of the AfterThoughts division ("AfterThoughts") of Venator Group, Inc. for approximately $250 million in cash pursuant to the terms and provisions of an Asset Purchase Agreement (the "Purchase Agreement"), dated as of November 1, 1999, by and among the Registrant, Venator Group, Inc., Venator Group Specialty, Inc., Venator Group Canada, Inc., Afterthoughts Boutiques, Inc. and AfterThoughts, Inc.

                  In connection with the acquisition of AfterThoughts, the Registrant established a $215 million credit facility (the "Credit Facility") with a select group of lenders pursuant to which it financed $200 million of the purchase price. The Credit Facility includes a $175 million five-year term loan and a $40 million five-year revolving line of credit and is governed by the terms and provisions of a Credit Agreement (the "Credit Agreement"), dated as of December 1, 1999, by and among the Registrant, the several lenders from time to time parties thereto, Bear Stearns & Co., Inc., as sole lead arranger and sole book manager, Bear Stearns Corporate Lending, Inc., as syndication agent, SunTrust Banks South Florida, N.A., as documentation agent, and Fleet National Bank, as administrative agent.

                  The foregoing summary of the acquisition of AfterThoughts and the Credit Facility is qualified in its entirety by reference to the text of the Purchase Agreement and the Credit Agreement, which are attached hereto as Exhibits 2.1 and 4.1, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)(b) It is currently impractical at this time to file the financial statements and pro forma financial information required by Regulation S-X in connection with the acquisition identified in Item 2 above. The Registrant will amend this Report to include such financial statements and pro forma financial information as soon as practicable but not later than 60 days after the required filing date of this Report.

                  (c) Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.



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                                  EXHIBIT INDEX

         *2.1 Asset Purchase Agreement, dated as of November 1, 1999, by and among the Registrant, Venator Group, Inc., Venator Group Specialty, Inc., Venator Group Canada, Inc., Afterthoughts Boutiques, Inc. and AfterThoughts, Inc.

         *4.1 Credit Agreement dated as of December 1, 1999, by and among the Registrant, Bear Stearns & Co., Inc., as sole lead arranger and sole book manager, Bear Stearns Corporate Lending, Inc., as syndication agent, SunTrust Banks South Florida, N.A., as documentation agent, and Fleet National Bank, as administrative agent.

         4.2  Form of Note

         4.3  Form of Guarantee

         99.1 Press Release of the Registrant dated December 2, 1999.

         *The exhibits and schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CLAIRE'S STORES, INC.



Date:  December 16, 1999                   By: /s/ Ira D. Kaplan
                                               --------------------------------
                                               Name: Ira D. Kaplan
                                               Title: Senior Vice President and
                                                      Chief Financial Officer